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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             ----------------------

                                    FORM 8-K

                             ----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 7, 2000
                                                 ------------------------------


                            BLOCK DRUG COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         New Jersey                       O-5436                  22-1375645
----------------------------          ------------           ------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


          257 Cornelison Avenue                                    07302
            Jersey City, NJ                                      ----------
----------------------------------------                         (Zip Code)
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (201) 434-3000
                                                     --------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On October 7, 2000, Block Drug Company, Inc. (the "Company"), SmithKline Beecham plc ("SmithKline") and SB Acquisition Corp. (a wholly-owned subsidiary of SmithKline) entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, SmithKline will commence a cash tender offer (the "Offer") to purchase all of the outstanding Class A Common Stock, $0.10 par value and Class B Common Stock, $0.10 par value, of the Company for $53.00 per share.

         Upon completion of the Offer, SB Acquisition Corp. will merge with and into the Company with the Company continuing as the surviving corporation. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         A copy of the Company's and SmithKline's joint press release dated October 9, 2000 is attached hereto as Exhibit 99 and is incorporated herein by reference.

         In connection with the execution of the Merger Agreement, SmithKline, the Company and certain shareholders of the Company entered into a Voting and Tender Agreement, pursuant to which such shareholders agree, among other things, to tender their shares in the Offer. A copy of the Voting and Tender Agreement dated October 7, 2000 is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

         The foregoing description of the Merger Agreement, the Voting and Tender Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Voting and Tender Agreement.



ITEM 7.  EXHIBITS.

         (c)  EXHIBITS.

         2.1 Agreement and Plan of Merger, dated as of October 7, 2000 among Block Drug Company, SmithKline Beecham plc and SB Acquisition Corp.

         2.2 Block Drug Company, Inc. Voting and Tender Agreement, dated October 7, 2000 among SmithKline Beecham plc, SB Acquisition Corp. and the shareholders listed therein.

         99   Press release, dated October 9, 2000.


                All other Items of this report are inapplicable.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BLOCK DRUG COMPANY, INC.



Date: October 9, 2000                       By: /s/ James A. Block
                                               ---------------------------------
                                            Name: James A. Block
                                            Title:   Chairman






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                                  EXHIBIT INDEX


         2.1 Agreement and Plan of Merger, dated as of October 7, 2000 among Block Drug Company, SmithKline Beecham plc and SB Acquisition Corp.

         2.2 Block Drug Company, Inc. Voting and Tender Agreement, dated October 7, 2000 among SmithKline Beecham plc, SB Acquisition Corp. and the shareholders listed therein.

         99   Press release, dated October 9, 2000.


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